SMA Relationship Trust

Prospectus Supplement | September 18, 2018

Includes:

•  Series G

Dear Investor,

The purpose of this supplement is to update the Prospectus of SMA Relationship Trust with respect to Series G.

Charles Burbeck will no longer serve as portfolio manager for Series G. Joseph Elegante will take over Mr. Burbeck's responsibilities as a deputy portfolio manager. The lead portfolio manager for this strategy will continue to be Scott Wilkin.

Therefore, the bullets under the heading "Series G-Fund Summary" and the sub-heading "Portfolio managers" on page 7 of the Prospectus are deleted in their entirety and replaced by the following:

• Scott Wilkin, portfolio manager of the Fund since 2016.

• Joseph Elegante, portfolio manager of the Fund since September 2018.

Additionally, the information under the heading "Additional information" and the sub-headings "Management—Portfolio management—Series G" on page 60 of the Prospectus is deleted in its entirety and replaced by the following:

Series G

Scott Wilkin is the lead portfolio manager for the Fund, and Joe Elegante is the deputy portfolio manager for the Fund. Mr. Wilkin, as the lead portfolio manager for the Fund, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Elegante, as the deputy portfolio manager for the Fund, assists the lead portfolio manager in the day-to-day management of the Fund's portfolio. Messrs. Wilkin and Elegante have access to analysts who are responsible for researching, projecting cash flow and providing a basis for determining which securities are selected for the Fund's portfolio. Messrs. Wilkin and Elegante work closely with the analysts to decide how to structure the Fund. Information about Messrs. Wilkin and Elegante is provided below.

Scott Wilkin is Head of Global Equities and a Managing Director at UBS AM. Mr. Wilkin joined UBS AM in 2003 and previously was lead portfolio manager of Global Healthcare and UBS Healthcare Long/Short strategies. Prior to joining UBS AM, Mr. Wilkin was a managing director at SG Cowen. Mr. Wilkin also held positions in various business development, strategic planning, and market research roles in the specialty pharmaceutical and diagnostics industries. Mr. Wilkin has been a portfolio manager of the Fund since September 2016.

ZS-980

Joseph Elegante, CFA, is a member of the Global Sustainable Equity team and an Executive Director at UBS Asset Management. The Global Sustainable Equity team is responsible for constructing and managing global equity strategies. Mr. Elegante has over 20 years of portfolio management experience, including managing both institutional and private client portfolios. Prior to joining UBS Asset Management, Mr. Elegante was a portfolio manager at RMB Capital Management from 2012 to 2015 and a portfolio manager and senior vice president at AllianceBernstein from 2000 to 2012. Mr. Elegante has been a portfolio manager of the Fund since September 2018.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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SMA Relationship Trust

Supplement to the Statement of Additional Information | September 18, 2018

Includes:

•  Series G

•  Series M

•  Series S

•  Series T

Dear Investor,

The purpose of this supplement is to update the Statement of Additional Information ("SAI") of SMA Relationship Trust (the "Trust") with respect to the above-listed series.

1. Charles Burbeck will no longer serve as portfolio manager for Series G. Joseph Elegante will assume Mr. Burbeck's portfolio management responsibilities for Series G, and Scott Wilkin will also continue to serve as lead portfolio manager for Series G.

Therefore, on page 62 in the SAI under the heading "Investment advisory, principal underwriting and other service arrangements" and the sub-heading "Portfolio managers," the information for Charles Burbeck is deleted in its entirety and replaced with the following:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio Manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Joseph Elegante## (Series G)	2	$167	10	$2,889[4]	2,294	$3,375[4]

  ##  Mr. Elegante became a portfolio manager of Series G in September 2018. Information for Mr. Elegante is as of August 31, 2018.

4 Accounts were calculated at an exchange rate as of August 31, 2018 of 0.96961.

In addition, on page 66 of the SAI, under the heading "Investment advisory, principal underwriting and other service arrangements" and the sub-heading "Portfolio managers," the information for Charles Burbeck is deleted in its entirety and replaced with the following:

Portfolio Manager/Fund	Range of shares owned
Joseph Elegante[3] (Series G)	None

3  Mr. Elegante became a portfolio manager of Series G in September 2018. Information for Mr. Elegante is as of August 31, 2018.

ZS-981

2. The Board of Trustees of the Trust approved Igor Lasun to serve as President of the Trust, and, therefore, effective September 14, 2018, Igor Lasun replaced Mark E. Carver as President of the Trust.

Therefore, effective September 14, 2018, the second row under the heading "Management of the Trust" and the table titled "Officers" is deleted in its entirety and replaced with the following:

Name, address, and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during last five years
Igor Lasun* Age: 39	President	Since September 2018

Mr. Lasun is an executive director and head of product development and management for UBS AM—Americas region (since September 2018) (prior to which he was a senior fixed income product specialist from 2007 to September 2018, and had joined the firm in 2005). In this role, he oversees product development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 3 investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

2